SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2002

RYDER SYSTEM, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida	33166
(Address of Principal Executive Offices)	(Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

SIGNATURE
Pension Plan Presentation

Item 9. Regulation FD Disclosure

On November 19, 2002, Ryder System, Inc. posted a presentation on its website containing an overview of its pension plans and certain additional information relating to its pension plans. A copy of this presentation is attached hereto as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: November 19, 2002	/s/ Corliss J. Nelson

Corliss J. Nelson Senior Executive Vice President and Chief Financial Officer

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